Exhibit 10.04

AMENDMENT NO 1 TO LOAN AGREEMENT

EFFECTIVE DATE:	August 24, 2018

PARTIES:	Borrower:	Amyris, Inc., a Delaware corporation (“Amyris”) and Amyris Fuels, LLC, a Delaware limited liability company (“Fuels”)

	Lender:	GACP Finance Co., LLC., a Delaware limited liability company

RECITALS

A.       Lender has extended credit (the “Loan”) to Borrower in the original principal amount of Thirty-Six Million Dollars ($36,000,000) pursuant to that certain Loan and Security Agreement, dated as of June 29, 2018, as modified by that certain First Modification Agreement, effective as of June 29, 2018 (the “Loan Agreement”), each by and among by Borrower, each “Subsidiary Guarantor” party thereto, the several banks and other financial institutions or entities from time to time parties thereto (collectively, referred to as “Lender”) and GACP Finance Co., LLC., a Delaware limited liability company, in its capacity as administrative agent for itself and the Lender (in such capacity, the “Agent”).

B.       Borrower and Lender desire to make a technical amendment to the definition of Borrowing Base in the Loan Agreement.

C.       The term “Loan Documents” and each other capitalized term used but not defined herein has the meaning given to such term in the Loan Agreement.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

1.       Amendment to Loan Agreement. Effective as of the Effective Date hereof, the Loan Agreement is modified as follows:

1.1       Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “Borrowing Base” in its entirety and replacing it with the following:

“Borrowing Base” means, at any time, with respect to Borrower, the sum of (i) all Cash and Cash Equivalents in one or more Deposit Accounts located in the United States and subject to an Account Control Agreement in favor of Agent provided that no Account Control Agreement shall be required to be in place until the seventh day after the Closing Date, plus (ii) the outstanding principal amount of all Eligible Accounts Receivable, plus (iii) the current net book value of Eligible Property, Plant and Equipment, plus (iv) the product of 0.25 and the then-current appraised value of all Intellectual Property, provided that for the first ninety (90) after the Closing Date, the Intellectual Property shall be deemed to have an appraised value of $100,000,000 and thereafter until there shall be an appraised value for the Intellectual Property the Intellectual Property shall be deemed to have an appraised value of $0.00; provided further that the sum of the foregoing clauses (i) through (iii) shall not equal to an amount less than the greater of (a) 75.0% of the then outstanding Term Loan principal balance and (b) $25,000,000.

1.2       Exhibit F to the Loan Agreement is hereby amended by deleting such Exhibit in its entirety and replacing it with Exhibit F hereto.

1.3       Each reference in the Loan Documents to the Loan Agreement is a reference to such document as modified herein.

2.        Representations and Warranties. Borrower represents and warrants to Lender:

2.1       No Event of Default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be an Event of Default under the Loan Documents as modified herein has occurred and is continuing.

2.2       There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Lender in connection with the Loan from the most recent financial statement received by Lender.

2.3       The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization, or similar laws or by equitable principals of general application.

3.       Miscellaneous.

3.1       Before this Amendment becomes binding on Lender, Lender shall have received, in form and substance satisfactory to Lender, in Lender’s sole and absolute discretion, fully executed, and if requested by Lender, acknowledged originals of this Amendment.

3.2       The Loan Documents are ratified and affirmed by Borrower and remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents remain as security for the Loan and the obligations of Borrower in the Loan Documents.

3.3       The Loan Documents as modified herein contain the entire understanding and agreement of Borrower and Lender in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, and understandings with respect thereto. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by Lender and Borrower.

3.4       Except as specifically provided in this Amendment, no implied consent involving any of the matters set forth in this Amendment or otherwise shall be inferred or implied by Lender’s execution of this Amendment or any other action of Lender. Lender’s execution of this Amendment shall not constitute a waiver, either express or implied, of the requirement that any further waiver with respect to or modification of the Loan or of the Loan Documents shall require the express written approval of Lender, as further set forth in the Loan Documents.

Lender’s execution of this Amendment shall not constitute a waiver of any of the rights and remedies that Lender may have against Borrower, or of any of Lender’s rights and remedies arising out of the Loan Documents and such rights and remedies are hereby expressly reserved.

3.5       In consideration of the agreements of Lender set forth in this Amendment, Borrower, and all of their respective heirs, personal representatives, predecessors, successors and assigns (individually and collectively, the “Releasors”), hereby fully, finally, and forever release and discharge Lender and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, the Releasors or any of them have, whether known or unknown, in respect of the Loan Documents arising from events occurring prior to the date hereof.

3.1       This Amendment shall be governed by the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

3.2       The Loan Documents as modified herein are binding upon, and inure to the benefit of, Borrower and Lender and their respective successors and assigns.

3.3       This Amendment may be executed in one or more counterparts, each of which is deemed an original and all of which together constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Amendment to physically form one document.

[SIGNATURE PAGE FOLLOWS]

DATED as of the date first above stated.

“Borrower”

AMYRIS, INC.

By:	/s/ Kathleen Valiasek
Name:
Title:	CFO

AMYRIS FUELS, LLC, a Delaware limited
Liability company

By:	/s/ Kathleen Valiasek
Name:
Title:	CFO

GACP FINANCE CO., LLC., a Delaware limited
Liability company

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Loan Agreement]

DATED as of the date first above stated.

“Borrower”

AMYRIS, INC.

By:
Name:
Title:

AMYRIS FUELS, LLC, a Delaware limited
Liability company

By:
Name:
Title:

GACP FINANCE CO., LLC., a Delaware limited
Liability company

By:	/s/ John Ahn
Name:	John Ahn
Title:	President

[Signature Page to Amendment No. 1 to Loan Agreement]

EXHIBIT F

BORROWING BASE CERTIFICATE

GACP Finance Co., LLC (as “Agent”)

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

Reference is made to that certain Loan and Security Agreement dated June 29, 2018 and all ancillary documents entered into in connection with such Loan and Security Agreement all as may be amended from time to time, (hereinafter referred to collectively as the “Loan Agreement”) by and among GACP Finance Co., LLC (the “Agent”), the several banks and other financial institutions or entities from time to time party thereto (collectively, the “Lender”) and GACP Finance Co., LLC, as agent for the Lender (the “Agent”) and Amyris, Inc. (the “Company”) and each of its Subsidiaries that has delivered a Joinder Agreement (together with the Company, collectively, the “Borrower”). All capitalized terms not defined herein shall have the same meaning as defined in the Loan Agreement.

The undersigned is an Officer of the Company, knowledgeable of all Company financial matters, and is authorized to provide certification of information regarding the Company; hereby certifies the “Borrowing Base” as calculated in accordance with the terms and conditions of the Loan Agreement is equal to the sum of the following:

(i) eligible Cash and Cash Equivalents:	$______________
(ii) principal amount of all Eligible Accounts Receivable (listed an Exhibit A hereto):	$_______________
(iii) net book value of Eligible Property, Plant and Equipment:	$_________________
sum of clauses (i), (ii) and (iii):		$_________________
(iv) 0.25 x the current appraised Intellectual Property value:	$_________________
Total:		$_________________
Is the sum of clauses (i), (ii) and (iii) less than the greater of (a) 75.0% of the then outstanding Term Loan principal balance and (b) $25,000,000:	____ Yes (complies) ____ No

I further certify that to the best of my knowledge the accounts receivable set forth on Exhibit A hereto constitute Eligible Accounts Receivable within the meaning set forth in the Loan Agreement and the amounts set forth with respect to each constitutes the current outstanding principal balance.

Very Truly Yours,

AMYRIS, INC.

By:
Name:
Title: